Other Commitments with Third Parties and Other Contingent Liabilities	12 Months Ended
Dec. 31, 2024
Other Commitments with Third Parties and Other Contingent Liabilities
Other Commitments with Third Parties and Other Contingent Liabilities

(29)Other Commitments with Third Parties and Other Contingent Liabilities

a)Guarantees

The Group has no material guarantees extended to third parties.

b)Guarantees committed with third parties

Since 30 June 2023, Grifols, through Grifols Shared Services North America, Inc, acts as a guarantor for five lease contracts for certain ImmunoTek plasma collection centers not affected by the collaboration agreement with Biotek America LLC. In addition, Grifols, S.A. acts as guarantor of the commitments made for the purchase of the 28 plasma centers (see note 11).

Additionally, the Group has material guarantees extended to third parties described in note 19 and 21.

c)Obligations with personnel

The Group’s annual contribution to defined contribution pension plans of Spanish Group companies for 2024 has amounted to Euros 1,259 thousand (Euros 1,079 thousand for 2023).

In the event that control is taken of the Company, the Group has agreements with 31 employees/directors whereby they can unilaterally rescind their employment contracts with the Company and are entitled to termination benefits ranging from one to five years’ salary.

In addition, the share-based remuneration plans maintained by the Company for certain employees include clauses according to which, in the event of a change of control, the amounts pending exchange would be early settled under the terms described in said agreements.

The Group has contracts with 23 executives entitling them to termination benefits ranging from one to four years of their salary in different circumstances.

Restricted Share Unit Retention Plan

In March 2022, the Group established a Restricted Stock Share Plan (hereinafter RSU) for certain employees. Under this plan, an employee may elect to receive up to 50% of his or her annual bonus in Class B non-voting ordinary shares (Grifols Class B Shares) or Grifols American Depositary Shares (Grifols ADSs), and the Group will match this with an additional 50% contribution in RSUs.

Class B Grifols shares and Grifols ADSs are valued at the date of grant of the bonus.

These RSUs will have a vesting period of 2 years and 1 day and will subsequently be exchanged for Grifols Class B Shares or Grifols ADSs (American Depositary Shares representing 1 Class B Share).

If an eligible employee leaves the company or is terminated prior to the vesting period, he/she will not be entitled to the additional RSUs.

At 31 December 2024, the Group has settled the 2022 RSU plan for an amount of Euros 17,577 thousand (Euros 3,296 thousand at 31 December 2023 corresponding to the 2020 RSU plan).

This commitment was treated as equity-settled, with no accumulated amount recognized at 31 December 2024 (Euros 8,282 thousand at 31 December 2023).

Equity-settled share-based payment plan

In May 2023, the Board of Directors approved a proposal to the Ordinary General Meeting on 16 June, 2023, which approved it, a long term incentive plan. based on the granting of stock options for certain executive directors, members of the senior management of Grifols and its subsidiaries. The plan has a term of four years for each beneficiary, from the effective date where 40% of the options granted will vest (provided that the conditions for their vesting are met) at the end of the second year of the plan and the remaining 60% will vest (provided that the conditions for their vesting are met) at the end of the fourth year of the plan. A maximum of 4,000,000 stock options will be granted, representing the right to acquire 4,000,000 Class A shares of the Company with an exercise price of Euros 8.96 per Class A share. As a condition for the vesting of the options granted, each beneficiary must have remained continuously employed by Grifols on each vesting date, must pass an individual performance evaluation and, in addition, settlement is subject to the achievement of specific, predetermined and quantifiable objectives, related to financial and non-financial metrics, in order to reward value creation through the achievement of the objectives set in the plan. The Company will allocate the shares it currently holds in treasury or may come to hold to cover the needs of the plan.

Settlement date	Number of shares assigned	Unit fair value (Euros)
2025	1,040,000	3.05
2027	1,560,000	2.85

Additionally, there is a special remuneration plan referenced to the value of the share settled in equity instruments for certain executives with an exercise price of Euros 8.964 and Euros 12.84 per Class A share and maturity 2024 and 2025.

Settlement date	Number of shares assigned	Unit fair value (Euros)
31/12/2026	180,000	2.39
22/2/2025	700,000	1.08
28/2/2025	270,000	2.19

The recognized amount in Equity as 31 December 2024 amounts to Euros 5,621 thousand (Euros 2,586 thousand at 31 December 2023).

Cash-settled share-based payment plan

In May 2023, the Board of Directors of Grifols, S.A. approved a new long-term incentive plan based on restricted stock units (RSUs) aimed at certain members of the management team of the Company and its subsidiaries. The plan has a total duration of four years, where 50% of the RSUs granted will be settled at the end of the second year of the plan and the remainder at the end of the fourth year of the plan. As a condition for the vesting of the RSUs granted, each beneficiary must have remained continuously employed by Grifols on the settlement date of the plan and, in addition, such settlement is subject to the achievement of performance objectives. The RSUs will be settled in cash for an amount equivalent to the average price of the Class A shares during the five (5) business days prior to the settlement. At 31 December 2024, the total accumulated amount is Euros 2,932 thousand. Of the total, 2,090 thousand euros are short- term in the heading “Trade creditors and other accounts payable” (1,610 thousand euros as of December 31, 2023) and 842 thousand euros are long-term in the heading “Provisions” (without amount as of December 31, 2023). The amount recognized in the Consolidated Statement of Profit and Loss as of 31 December 2024 amounts to Euros 1,208 thousand (Euros 1,724 thousand in 2023).

Settlement date	Number of RSUs assigned	Unit fair value (Euros)
2025	268,350	9.44
2027	268,350	7.61

Fidelity programs addressed to management

In 2024, the Group has signed contracts with certain executives, establishing a long-term share-based or cash-based incentive as part of its remuneration system. In the case of transfer of shares, these will be made in equal terms on the anniversary date or at the end of the period, according to the terms of the agreement, and always subject to the permanence of the beneficiary on the agreed settlement dates. Each beneficiary must have been continuously employed by Grifols until the settlement date.

The amount recognized in equity as of December 31, 2024 amounts to Euros 1,058 to thousands.

Savings plan and profit-sharing plan

The Group has a defined contribution plan (savings plan), which qualifies as a deferred salary arrangement under Section 401 (k) of the Internal Revenue Code (IRC). Once eligible, employees may elect to contribute a portion of their salaries to the savings plan, subject to certain limitations. The Group matches 100% of the first 4% of employee contributions and 50% of the next 2%. Group and employee contributions are fully vested when contributed. The total cost of matching contributions to the savings plan was US Dollars 33,6 million in 2024 (US Dollars 33.4 million in 2023).

Other plans

The Group has a defined benefit pension plan for certain former Talecris Biotherapeutics, GmbH employees in Germany as required by statutory law. The pension cost relating to this plan is not material for the periods presented.

The Biotest Group has established retirement benefits and employment commitments for certain employees, primarily from its German companies. These benefits are based on employees’ length of service and salary. The pension plans are voluntary and are not subject to statutory or legal obligations. The amount of pension liabilities largely depends on fluctuations in interest rates and the life expectancy of the beneficiaries.

d)Purchase commitments

Details of the Group’s raw material purchase commitments at 31 December 2024 are as follows:

Thousands of Euros
2025	334,304
2026	198,644
2027	128,568
2028	113,570
2029	112,946
More than 5 years	128

Purchase option on BPC Plasma Inc. and Haema Gmbh

Pursuant to the share purchase agreement dated 28 December 2018, the Grifols Group, through Grifols Shares Services North America Inc (for the shares of BPC Plasma Inc, formerly known as Biotest US Corporation (“BPC”) and Grifols Worldwide Operations Limited (for the shares of Haema AG, now called Haema GmbH (“Haema”)) (the “Selling Companies”) sold 100% of the capital shares of BPC and Haema to Scranton Plasma B.V. (“Scranton”). The share purchase agreement includes an option for the Selling Companies to repurchase the shares, granting the Selling Companies an irrevocable and exclusive right (though not an obligation) to repurchase the shares sold to Scranton at any time following the sale, provided that when the option of the repurchase of the shares of a company (BPC or Haema, as the case may be) is exercise, the option for the repurchase of the other company (Haema or BPC, as the case may be) is also exercised simultaneously.

The purchase option involves a variable number of shares and a variable acquisition price. This characteristic classifies it as a derivative financial instrument that needs to be fairly valued, ultimately impacting the profit and loss account.

The exercise price for the option will be determined based on the higher of the following two amounts: (i) the aggregate of the price at which the shares were sold to Scranton, increased by any expenses relating to the completion of the transactions contemplated in the relevant share purchase agreement, plus the increase in net working capital from the date of sale until the repurchase completion date resulting from the exercise of the repurchase option; and (ii) the amount required to pay in full the indebtedness that Scranton incurred with the lending entity to purchase the shares of Haema and BPC from the Selling Companies, for an amount of USD 425,000,000 along with any accrued interest and additional amounts required to fully repay that indebtedness.

Based on the abovementioned contractual conditions, Grifols has estimated the value of the exercise of the repurchase option as follows: (i) the price at which the Selling Companies sold the shares to Scranton (totalling USD538,000,000) increased by any expenses relating to the completion of the transactions contemplated in the relevant share purchase agreement, plus (ii) the change in working capital. Based on the business models of Haema and BPC, this change in working capital is expected to primarily reflect the undistributed profits at the time of exercise of the repurchase option. Given that the price of the exercise of the repurchase option aligns closely with the fair value of BPC and Haema, this option’s overall value is not considered significant. Furthermore, since the valuation of the option relies on unobservable market factors, it falls under Level 3 of the fair value hierarchy.

In July 2024, Scranton entered into a loan agreement with funds controlled or managed by Oaktree (the “Loan Agreement”) to refinance the loan that Scranton had initially obtained from banks in 2019. According to the terms of the Loan Agreement, this financing benefits from the following guarantees and security interest: (i) by a guarantee from BPC, (ii) a pledge of the shares of Haema and BPC, and (iii) pledges over the assets of BPC. Currently, Haema and its assets do not secure or guarantee this financing; however, based on the current terms of the Loan Agreement, it is expected that Haema will need to become a guarantor and grant security over its assets as collateral for the Loan Agreement. On 31 March 2025 Haema GmbH acceded (as guarantor) to the senior financing provided by Oaktree to Scranton Plasma BV.

In the event of a default under the Loan Agreement, the Selling Companies can, respectively and simultaneously, exercise the repurchase option for both companies within 90 days after receiving notification of the default. If the Selling Companies fail to exercise this option within that timeframe, they will lose their right to repurchase the shares of Haema and BPC. As of 31 December 2024, no defaults have been reported under the Loan Agreement.

In relation to the sale of the shares of BPC Plasma, Inc. and Haema, GmbH, a loan was signed by Scranton Enterprises BV. with the Group on 28 December 2018 for an initial amount of US Dollars 95,000 thousand (Euros 86,969 thousand). The interest on the loan is 2%+ EURIBOR and matures on 26 July 2027. In 2023 an additional amount of Euros 15 million was arranged under the same conditions as the initial loan. As of 31 December 2024, the recorded amount stands at Euros 131,864 thousand, including accrued and capitalized interest to date (Euros 115,209 thousand as of 31 December 2023) (see note 11).

Purchase option from Plasmavita Healthcare GmbH

On November 22, 2017, Plasmavita Healthcare GmbH (Plasmavita) was incorporated in Germany. Currently, the Group owns 50% of the shares and two individual partners owns the remaining 50%. Through a management services agreement, one of the partners (the “Managing Partner”) provides certain management services to Plasmavita. Plasmavita’s incorporation agreement establishes a purchase option in favor of the Group that grants the irrevocable right (not the obligation) to the Group to acquire the remaining 50% stake in Plasmavita from the two individual partners within a period of 6 months from the time the Managing Partner ceases to provide the management services to Plasmavita. The fair value of the purchase option is not material.

National Service Projects Organization (Egipto)

On July 29, 2021, Grifols signed an agreement with an Egyptian company National Service Projects Organization (“NSPO”) through which Grifols and NSPO has incorporated a new entity in Egypt for the construction and operation of 20 plasma donor centers, a fractionation plant, and a protein purification and dosing plant. Grifols and NSPO hold 49% and 51% respectively in the new entity. The agreement includes a call option and a put option for both shareholders which allows them to acquire or sell their entire stake to the counterparty. These options can be exercised after 10-years from the creation of the new company. As the options are based on a variable number of shares and a variable amount, there are derivative financial instrument that is measured at fair value through profit or loss. Given that the option price has been set at a value similar to the fair value of the new entity, the options do not have a material value.

Canadian Blood Services

In September 2022, Grifols signed a collaboration agreement with Canadian Blood Services (CBS) to supply them with 2.4 million grains of immunoglobulin exclusively through a network of Canadian plasma centers that should be fully developed and operational by July 2026. To achieve this goal, Grifols will need to collect 600.000 liters of Canadian plasma annually from Grifols-owned plasma centers in Canada. For this reason, Grifols has made the following commitments for the acquisition of plasma and self-built centers in Canada:

Euros
2025	2026
12,433,448	61,265,816

e)Contractual commitments

Agreement on the sale of the 20% shareholding in SRAAS

As a consequence of the agreement to sell the 20% shareholding in SRAAS to Haier, both companies signed the following agreements:

●	The existing Exclusive Distribution Agreement for human serum albumin for the Chinese market, signed with SRAAS, will have a duration of 10 years (until 2034), with a 10-year extension option by SRAAS and guaranteed minimum supply volumes for the period 2024-2028. In the absence of an agreement for subsequent years, the minimum volumes agreed for 2028 will apply. Pricing under such an agreement will remain at the same applicable standards.
●	Grifols commits to achieve an aggregate GDS’s Group EBITDA of US Dollars 850 million for the period 2024-2028 under condition that Haier owns no less than 10% of SRAAS. In the event of a breach of this commitment, it will compensate SRAAS with cash in 2029 for the multiplier resulting from the shortfall and the capital ownership that SRAAS’ current holds in GDS. Based on the most pessimistic projections for the GDS Group, the probability of deviation is very low and therefore no liability has been considered at the closing of the sale transaction. This commitment will be assessed at the end of each year during the commitment period.
●	Grifols undertakes that, for so long as it controls GDS directly or indirectly, it will use its commercially reasonable efforts, without obligation, to ensure that GDS declares and distributes dividends to its shareholders in each year after closing in an amount not less than 50% of the net profits of GDS for that year.
●	Grifols has pledged its shares in SRAAS in favour of Haier (on behalf of Haier and SRAAS), to secure the cash pooling agreement between GDS, as creditor, and Grifols, as debtor.
●	Grifols retains the right to appoint a director to the board of directors of SRAAS. However, Grifols has granted Haier (a) a voting proxy for 10 years and (b) a right of first refusal in case Grifols wishes to sell these shares. The voting proxy agreement has been valued at Euros 10 million, which will be amortized over 3 years as this is the period during which Haier and Grifols have agreed not to transfer their shares in SRAAS. As of December 31, 2024, an income of Euros 1,855 thousand has been recognized in the Consolidated Statements of Profit and Loss.

f)Judicial procedures and arbitration

Details of legal proceedings in which the Company or Group companies are involved are as follows:

●	CERUS CORPORATION vs. LABORATORIOS GRIFOLS, S.A.

Cerus Corporation (“Cerus”) and Laboratorios Grifols, S.A. (“Grifols”) entered into a Manufacturing and Supply Agreement in 2016, pursuant to which Grifols was to manufacture and supply to Cerus processing and filters sets to be used by Cerus in its own product (the “Agreement”). As a result of Grifols’ decision to discontinue the manufacturing, sale and support of its blood bag product business worldwide, Grifols was unable to comply with the Agreement. In December 2021, Cerus filed a notice of arbitration in the UK pursuant to the terms of the Agreement alleging wrongful termination of the Agreement by Grifols. Furthermore, in January 2022, Cerus filed injunctive measures with the Courts of Rubí (Barcelona) requiring the suspension of the closure of Grifols’ blood bags production facility until the arbitration proceedings is finalized.

CURRENT PHASE: This January 2025, the parties have reached an agreement to put an end to the arbitration, by (a) executing, on 16 January 2025, a settlement agreement that discontinues the arbitration in exchange for the payment by Grifols to Cerus of the legal cost fixed at USD 1,091,731.31 and (b) executing, on 28 January 2025, a the deed of variation of the existing manufacturing and supply agreement which sets forth that the agreement is to continue in force and full effect until the new agreed-upon expiration date, namely, 30 October 2029. Consequently, all substantive issues have now been resolved, with only some minor procedural steps pending, such as, for example, paying the Tribunal’s costs of around £36,000 which shall be assumed by Grifols.

●	EXECUTIVE COMMITTEE OF CNMV

On September 25, 2024, Grifols received notification that the Executive Committee of CNMV had initiated an administrative sanctioning procedure in connection with the conclusions reached by the CNMV on March 21, 2024 with respect to accounting by Grifols of its collaboration agreement with ImmunoTeck (see Note 2 (d)). These conclusions were disclosed by the Company as Inside Information on the same date and subsequently supplemented. The proposed sanction against Grifols for the incidents mentioned in the conclusions and supplementary information does not exceed one Million Euros. On November 7, 2024 Grifols submitted allegations against the initiation of the administrative sanctioning procedure.

●	ADDITIONAL LITIGATION

There a several recently filed wage and hour and related labor law class actions and/or California Private Attorneys General Act lawsuits that have been filed in California. These cases are in the very early stages and it is not yet known what the probability is that any of the cases can result in any potential relevant cash outflow for the Group. Based on past litigation and results, Grifols asserts that it is possible that one or more cases can reach to a material level in the future given the allegations of wage and hour violations, but at this time it is not probable to occur. In any case, Grifols will vigorously defend itself, and as part of its internal process, it will continue to asses, on a timely basis, any changes in facts and circumstances that may modify its risk evaluation. In the event that any of these contingencies becomes more probable, it will determine whether they could result in a material cash outflow.